UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

Strategic Storage Trust IV, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55928 Commission File Number)	81-2847976 (IRS Employer Identification No.)

10 Terrace Road

Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on June 27, 2019, Strategic Storage Trust IV, Inc. (the “Registrant”), through its operating partnership, Strategic Storage Operating Partnership IV, L.P. (the “Operating Partnership”), and certain affiliated entities, entered into an amended and restated credit agreement (the “Amended KeyBank Credit Agreement”) with KeyBank, National Association (“KeyBank”), as administrative agent and KeyBanc Capital Markets, LLC, as sole book runner and sole lead arranger. Under the terms of the Amended KeyBank Credit Agreement, the initial maximum borrowing capacity was $55 million; however, the Amended KeyBank Credit Agreement may be increased by up to an additional $245 million, to a maximum credit facility size of $300 million, which KeyBank will arrange on a best efforts basis.

On August 9, 2019, the Registrant, through the Operating Partnership and various special purpose entities (collectively, the “Borrower”), entered into an Increase Agreement with KeyBank. Pursuant to the Increase Agreement and other related agreements, the maximum borrowing capacity on the Amended KeyBank Credit Agreement was increased by $45 million to a total credit facility size of $100 million as of August 9, 2019, additional lenders were added to the facility pursuant to joinder agreements and the loan allocations amongst the various lenders was adjusted. The Registrant remains a guarantor of all obligations due under the Amended KeyBank Credit Agreement.

The description above is qualified in its entirety by the Increase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and the Joinder Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

10.1Increase Agreement

10.2Joinder Agreement with Texas Capital Bank, N.A.

10.3Schedule of Omitted Documents

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST IV, Inc.

Date: August 13, 2019	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer